                                                                    Exhibit 10.6


[NOTE: CERTAIN PORTIONS OF THIS DOCUMENT HAVE BEEN MARKED TO INDICATE THAT CONFIDENTIALITY HAS BEEN REQUESTED FOR THIS CONFIDENTIAL INFORMATION. THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                            CLINICAL TRIAL AGREEMENT

     This Agreement is entered into as of March 10, 1995 (the "Effective Date") by and between The University of North Carolina at Chapel Hill (the "University") and Inspire Pharmaceuticals, Inc. (the "Company"), a Delaware corporation.

     1.  Performance of Study.  The University and the Company shall promptly
         --------------------
select a Principal Investigator who shall conduct a clinical study entitled "Evaluation of UTP for the Treatment of Certain Chronic Airway Diseases" in accordance with the work plan set forth on Exhibit A (the "Study"). In the event
                                           ---------
of any conflict between Exhibit A and the provisions of this Agreement, the
                        ---------
terms of this Agreement shall govern. In the event the Principal Investigator becomes unwilling or unable to perform the duties required by this Agreement, the parties shall attempt to find a mutually acceptable replacement, and if such replacement is not found within thirty (30) days, the Company may terminate this Agreement immediately upon written notice to the University.

     2.  Payment for Study.  In consideration of the performance of the Study,
         -----------------
the Company shall pay the University in accordance with the budget and payment schedule set forth on Exhibit B (the "Budget"). All checks shall be made
                      ---------
payable to The University of North Carolina at Chapel Hill and mailed to the following address:

     S. Kent Walker
     University of North Carolina at Chapel Hill
     Office of Contracts and Grants
     440 West Franklin Street
     Chapel Hill, NC 27599

     3.  Inspection and Records.  The Principal Investigator shall furnish the
         ----------------------
Company with any results of the Study in signed case report forms within a reasonable time after completion of each case, and the Company shall have the unrestricted right, consistent with this Agreement, to use such Study results. The University and the Principal Investigator agree to permit authorized representatives of the Company to examine University facilities, validate case reports against original results in University files, and monitor the work performed for the Study, all at reasonable times during the term of this Agreement, for the purpose of determining the adequacy of the facilities and whether the study is being conducted in compliance with the work plan set forth on Exhibit A and with relevant U.S. Food and Drug Administration ("FDA")
   ----------
regulations. Records of the Study (specifically including a copy of all volunteer consent forms) shall be retained in conformance with applicable federal regulations. The Company shall notify the Principal Investigator of the date a new drug application ("NDA") is approved for the drug under study; or if the NDA is not approved, the Company shall notify the Principal Investigator when all clinical investigations have been discontinued and the FDA has been notified. The University will promptly notify the Company, by telephone and subsequently in written form, of any significant changes that occur at any time during the Study, including without limitation any adverse events or changes to the personnel conducting the Study.

  4.  Compliance with Law.  The Principal Investigator shall conduct the Study
      -------------------
at the University with the prior approval and ongoing review of all necessary and appropriate authorities, including without limitation the University Institutional Review Board, and in compliance with all federal, state, and local laws and regulations. At the request of the Company, the Principal Investigator shall provide written evidence of all Institutional Review Board approvals.

     5.  Intellectual Property.  Neither the Company nor the University
         ---------------------
transfers to the other any patent right, copyright, or other proprietary right owned by such party as of the Effective Date. The University agrees that any inventions, discoveries, or improvements arising out of the Study ("Inventions") shall be promptly disclosed by the University to the Company. The University hereby grants to the Company a first option to obtain an exclusive, worldwide license to make, have made, use, and sell products incorporating such Inventions. The Company may exercise its option by written notice to the University which is received within ninety (90) days after the Company receives written disclosure of an Invention from the University. During this option period, the University shall provide the Company with any information reasonably necessary for evaluating the subject Invention. In the event that the Company exercises its license option, the parties shall negotiate in good faith a license agreement on commercially reasonable terms and conditions. If the parties cannot reach agreement within ninety (90) days after the Company exercised its license option, or if the Company fails to exercise its option right within the specified option period, the University shall thereafter be free to license such Invention to third parties. The University reserves the right to use the results of the study for its own noncommercial, academic purposes.

     6.  Confidentiality.  The University agrees not to disclose to any third
         ---------------
party or to use for any purposes other than performance of the Study any and all trade secrets, privileged records, or other proprietary information (hereinafter "Information") obtained by the University under this Agreement. Any Information disclosed to the University by the Company shall be designated as "Confidential" in writing. Such information shall be disclosed only to the Principal Investigator and persons working on the Study under the direction of the Principal Investigator, subject to the confidentiality terms of this Agreement. The obligation of non-disclosure and non-use shall extend for a period of three
(3) years upon execution of this Agreement and shall not apply to the following:

     (a) Information at or after such time that it is or becomes publicly available through no fault of the University;

     (b) Information which is disclosed to the University by a third party who is under no obligation of confidence with respect to such information;

     (c) Information which is already known to the University as shown by its prior written records, provided that the University so demonstrates to the Company within fifteen (15) days after disclosure of the Information to the University by the Company;

     (d) Information that is developed by the University, independent of the disclosure of Information by the Company, as demonstrated by documentary evidence.

     (e) Information that is required to be disclosed to comply with applicable laws or regulations, or with a court or administrative order, provided that the University gives the Company prior written notice of such disclosure and that the University takes all reasonable and lawful actions to obtain confidential treatment for such disclosure and, if possible, to minimize the extent of such disclosure.

At the conclusion of the study, the University shall return all such Information to the Company.

     7.  Publication.  In order to prevent the inadvertent loss of patent rights
         -----------
or disclosure of confidential information, the University shall provide the Company, for review by the Company, with pre-prints or abstracts of any proposed presentation or paper describing any results of the Study at least sixty (60) days prior to publication. At the conclusion of this sixty-day review period, the University shall be free to proceed with publication.

     8.  Term and Expiration.  This Agreement shall commence on the Effective
         -------------------
Date and shall continue for a period of one (1) year, unless sooner terminated as provided below. The parties may extend the term of this Agreement for additional six (6) month periods by mutual written agreement. Sections 3, 5, 6, 7, l3, and 16 shall survive termination of this Agreement.

     9.  Early Termination.  This Agreement may be terminated at any time by
         -----------------
either the University or the Company for any reason upon (30) days prior written notice to the other party, whereupon the University will use its best efforts immediately to curtail charges and make no subsequent commitments for expenditures under this Agreement. In the event of termination when there is an outstanding balance of funds owed to the University pursuant to Section 2 above, including any University uncancellable commitments, the Company shall make a final payment for services performed under the terms of this Agreement through the date of termination. In the event of termination when the University possesses prepaid funds that the University has not earned as of the date of termination, the University shall promptly remit such funds to the Company.

     10.  Independent Contractors.  Each party to this Agreement shall act as an
          -----------------------
independent contractor and shall not act as the agent, employee, or servant of any other party. Accordingly, the employees of the University shall not be considered the employees of the Company, and no party shall enter into any contract or agreement with a third party which purports to obligate or bind any other party.

     11.  Changes to the Study.  If at a future date changes in the Study appear
          --------------------
desirable, such changes may be made through prior agreement between the Company and University. If such changes can be expected to affect the charge for the Study, University will submit a written estimate for approval to Company. However, if in the course of performing this Agreement, generally accepted standards of clinical research and medical practice relating to the benefit, well-being, and safety of the patient(s) requires a deviation from the study, such standards will be followed. In such case, the party aware of the need for a deviation shall immediately inform the other parties of the circumstances giving rise to such need.

     12.  Title to Equipment.  Title to all equipment purchased by the
          ------------------
University for use in performing this Agreement shall be in the University and shall be free of all claims, liens, or encumbrances of the Company, or anyone claiming under or through the Company.

     13.  Return of Materials.  Upon the earlier of the completion of the Study
          -------------------
or the termination of this Agreement, all unused compounds, materials, or supplies that were furnished to the University by the Company or purchased by the University using funds provided by the Company shall be promptly returned to Company, at the Company's expense.

     14.  Assignment.  This Agreement may not be assigned by either party
          ----------
without the prior written consent of the other party, except that the Company may assign this Agreement to an affiliate or to a successor in connection with the merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement.

     15.  Use of University Name.  No press release, advertising, promotional
          ----------------------
sales literature, or other promotional written statements or promotional oral statements to the public in connection with or alluding to work performed under this Agreement or the relationship between the parties created by it, having or containing any reference to the Company or the University, shall be made by any party without the prior written approval of the affected party. The foregoing notwithstanding, the Company shall have the right to identify the University and to disclose the terms of this agreement in any prospectus, offering memorandum, or other document or filing required by applicable securities laws or other applicable law or regulation.

     16.  Indemnification.  The Company hereby agrees to indemnify, defend, and
          ---------------
hold harmless the University and its schools, departments, and employees from and against any and all liability arising out of the performance of this Study, provided that (i) the Study is performed in compliance with this agreement and the protocol set forth on Exhibit A, (ii) such liability does not arise out of
                          ---------
the negligence or willful misconduct of the University or its employees or agents, (iii) the Company is promptly notified of any complaint, claim, or injury to any subject that arises out of or in connection with the performance of the Study, and (iv) subject to the statutory duty of the Attorney General of the State of North Carolina, the Company has sole control of the defense or settlement of any such complaint or claim.

     To the extent provided by the North Carolina Tort Claims Act, the University agrees to indemnify, defend, and hold harmless the Company and its directors, officers, employees, and agents against all losses, expenses, claims, demands, suits, or other actions that arise out of or in connection with the performance of the Study to the extent resulting from the negligence or willful misconduct of the University or its employees or agents.

  17.  Notices.  All notices, requests, demands, and other communications
       -------
required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed to have been duly given (i) upon the date of receipt if delivered by hand, recognized national overnight courier, confirmed facsimile transmission, or registered or certified mail, return receipt requested, postage prepaid, or (ii) on the third business day after mailing by first class mail, postage prepaid, to the following addresses or facsimile numbers:

     If to the Company:

     H. Jeff Leighton, Ph.D.
     President and Chief Executive Officer
     Inspire Pharmaceuticals, Inc.
     c/o Burr, Egan, Deleage & Co.
     One Post Office Square
     Boston, MA 02110
     Tel:  (617) 482-8020
     Fax:  (617) 566-0848

     With a copy to:

     Michael Lytton, Esq.
     Palmer & Dodge
     One Beacon Street
     Boston, MA 02108
     Fax:  (617) 227-4420

     If to the University:

     Dr. Robert P. Lowman
     Office of Research Services
     University of North Carolina at Chapel Hill
     CB# 4100, 300 Bynum Hall
     Chapel Hill, NC 27599
     Tel:  (919) 966-5265
     Fax:  (919) 962-0646

Either party may change its designated address and facsimile number by notice to the other party in the manner provided in this Section.

     18.  Choice of Law.  The laws of the State of North Carolina shall govern
          -------------
the validity and interpretation of the provisions, terms, and conditions of the Agreement.

     19.  Waiver.  Failure to insist upon compliance with any of the terms and
          ------
conditions of this Agreement shall not constitute a general waiver or relinquishment of any such terms or conditions, but the same shall remain at all time in full force and effect.

     20.  Severability.  In the event that any provision of this Agreement
          ------------
shall, for any reason, be held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had not been included herein.

     21.  Entire Agreement and Modification.  This Agreement contains the entire
          ---------------------------------
understanding of both parties and shall not be altered, amended or modified except by an agreement in writing executed by the duly authorized officials of both parties.


AGREED AND ACCEPTED:


INSPIRE PHARMACEUTICALS, INC.           UNIVERSITY OF NORTH CAROLINA
                                        AT CHAPEL HILL



    /s/ H. Jeff Leighton                  /s/ Wayne R. Jones
--------------------------------  ------------------------------------
H. Jeff Leighton                          Wayne R. Jones
President                                 Vice Chancellor, Business & Finance

                                   Exhibit A

                                   Work Plan
                                   ---------

                       [CONFIDENTIAL TREATMENT REQUESTED]

                                   Exhibit B

                                     Budget
                                     ------

                       [CONFIDENTIAL TREATMENT REQUESTED]

STATE OF NORTH CAROLINA
COUNTY OF ORANGE


                          ADDENDUM TO AMENDMENT # 95-1

This ADDENDUM, made and entered into this 19th day of July, 1996, by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the "Company".

                                  WITNESSETH:

WHEREAS, the parties previously entered in a Clinical Trial Agreement dated March 10, 1995 concerning "Evaluation of UTP for the Treatment of Certain Chronic Airway Diseases," hereinafter referred to as the "Agreement"; and

WHEREAS, the parties wish by this ADDENDUM to revise the specific terms of an individual research project, hereinafter referred to as the "Project," as contemplated by Exhibit A, #2a, of the Agreement.

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants, considerations and the sums to be paid, the University and the Company agree as follows:

1.  Article 1, Performance of Study shall be amended as follows:
               --------------------

The University shall exercise its best efforts to carry out the Project set forth in the Protocol with the revised title of "Acute Safety Study of UTP in Patients with COPD" and attached here as Attachment A-1 ("Protocol") in accordance with the Agreement. The University's Principal Investigator for this Project is M. Patricia Rivera, M.D., who will be responsible for the direction of this Project. To the extent the terms of Attachment A conflict with the terms of this ADDENDUM, the Agreement, and Amendment #95-1, the terms this ADDENDUM, the Agreement and Amendment #95-1 shall govern the conduct of the parties.

2.  Article 2, Payment for Study for the research to be conducted under this
               -----------------
ADDENDUM to Amendment #95-1 shall be as follows:

In consideration of the performance of this Project, the Company shall pay the University in accordance with the budget set forth in Attachment B-1, attached hereto and made a part hereof.. An initial payment of [CONFIDENTIAL TREATMENT
REQUESTED] will be made upon execution of this ADDENDUM   and includes the
direct and indirect costs for one patient ([CONFIDENTIAL TREATMENT REQUESTED]) and equipment (Passport Monitor @[CONFIDENTIAL TREATMENT REQUESTED]).
Subsequent payments of [CONFIDENTIAL TREATMENT REQUESTED] will be made upon the completion of each patient in accordance with the Protocol and acceptance of the case report form. Payments for partially completed patients shall be prorated according to the assessments completed. All checks shall be made payable to the University of North Carolina at Chapel Hill and mailed to the following address:

     M. Patricia Rivera, M.D.
     Department of Pulmonary Medicine
     CB#7020 - 724 Burnett-Womack Bldg.
     Chapel Hill, NC 27599-7220

3. All terms of the Agreement and Amendment 95-1 not altered by this ADDENDUM shall remain in full force and effect throughout the term of said agreement.

IN WITNESS WHEREOF, the parties have hereunto signed this Agreement in their official capacities of the day and year listed below.

FOR AND ON BEHALF OF                                   FOR AND ON BEHALF OF THE
INSPIRE PHARMACEUTICALS, INC.                          UNIVERSITY OF NORTH
                                                       CAROLINA AT CHAPEL HILL
/s/  David J. Drutz
---------------------------------------------
Signature
                                                         /s/  Wayne R. Jones
                                                       ----------------------------------------------
                                                         Signature

David J. Drutz, M.D.
---------------------------------------------
Name
                                                         Wayne R. Jones
                                                       ----------------------------------------------
                                                         Name

President and CEO
---------------------------------------------
Title
                                                         Vice Chancellor, Business & Finance
                                                       ----------------------------------------------
                                                         Title


Date:      June 21, 1996                                 Date:      7/19/96
         ------------------------------------                     -----------------------------------


Agreed and Accepted:  /s/ M. Patricia Rivera
                      ----------------------
                      Principal Investigator

     Date:     July 10, 1996
            ----------------

                                ATTACHMENT A-1

                       [CONFIDENTIAL TREATMENT REQUESTED]

                                ATTACHMENT B-1

                       [CONFIDENTIAL TREATMENT REQUESTED]

STATE OF NORTH CAROLINA
COUNTY OF ORANGE


                                AMENDMENT #95-2


This Amendment, made and entered into this 4th day of December, 1995, by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the Company".

                                  WITNESSETH:

WHEREAS, the parties previously entered in a Clinical Trial Agreement dated March 10, 1995 concerning "Evaluation of UTP for the Treatment of Certain Chronic Airway Diseases," hereinafter referred to as the "Agreement"; and

WHEREAS, the parties wish by this Amendment to specify terms of an individual research project, hereinafter referred to as the "Project," as contemplated by Exhibit A, #3c, of the Agreement.

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants, considerations and the sums to be paid, the University and the Company agree as follows:

1.  Article 1, Performance of Study shall be amended as follows:
               --------------------

The University shall exercise its best efforts to carry out the Project set forth in the Protocol entitled: "Acute Safety of UTP-Amiloride Aerosol in Children Ages 4-10 Years" and attached here as Attachment A ("Protocol") in accordance with the Agreement. The University's Principal Investigator for this Project is George Retsch-Bogard, M.D., who will be responsible for the direction of this Project. The parties anticipate that the term of this Project will be from the date of execution through March 9, 1996. To the extent the terms of Attachment A conflict with the terms of the Agreement or this Amendment #95-2, the terms of the Agreement and this Amendment # 95-2 shall govern the conduct of the parties.

2.  Article 2, Payment for Study for the research to be conducted under this
               -----------------
Amendment #95-2 shall be as follows:

In consideration of the performance of this Project, the Company shall pay the University [CONFIDENTIAL TREATMENT REQUESTED]in accordance with the budget set forth in Attachment B, attached hereto and made a part hereof.. An initial payment of [CONFIDENTIAL TREATMENT REQUESTED] will be made upon execution of this Amendment and includes the direct and indirect costs for one patient ([CONFIDENTIAL TREATMENT REQUESTED]) and for the repair, upgrade, and maintenance of equipment ([CONFIDENTIAL TREATMENT REQUESTED]). Subsequent payments of [CONFIDENTIAL TREATMENT REQUESTED] will be made upon the completion of each patient in accordance with the Protocol and acceptance of the case report form. All checks shall be made payable to the University of North Carolina at Chapel Hill and mailed to the following address:

     George Retsch-Bogart, M.D.
     Department of Pediatrics
     CB#7220 - Burnett-Womack Bldg.
     Chapel Hill, NC 27599-7220

3. All terms of the Agreement not altered by this Amendment shall remain in full force and effect throughout the term of said agreement

IN WITNESS WHEREOF, the parties have hereunto signed this Agreement in their official capacities of the day and year listed below.


FOR AND ON BEHALF OF                       FOR AND ON BEHALF OF THE
INSPIRE PHARMACEUTICALS, INC.              UNIVERSITY OF NORTH
                                           CAROLINA AT CHAPEL HILL

/s/ H. Jeff Leighton                       /s/ Robert P. Lowman
-------------------------------------      -------------------------------------
Signature                                  Signature


    H. Jeff Leighton                       Robert P. Lowman, Ph.D.
-------------------------------------      -------------------------------------
Name                                       Name


Managing Director                          Director, Office of Research Services
-------------------------------------      -------------------------------------
Title                                      Title


Date:            1--22-95                  Date:           DEC 04 1995
         ----------------------------               ----------------------------



Agreed and Accepted:  /s/ George Retsch-Bogart, M.D.
                      ------------------------------
                      Principal Investigator

                      Date:   11-6-95
                             -----------------------

                                  ATTACHMENT A

                       [CONFIDENTIAL TREATMENT REQUESTED]

                                  ATTACHMENT B

                       [CONFIDENTIAL TREATMENT REQUESTED]

STATE OF NORTH CAROLINA
COUNTY OF ORANGE


                          ADDENDUM TO AMENDMENT # 95-2

This ADDENDUM, made and entered into this 11 day of March, 1996, by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the "Company".

                                  WITNESSETH:

WHEREAS, the parties previously entered in a Clinical Trial Agreement dated March 10, 1995 concerning "Evaluation of UTP for the Treatment of Certain Chronic Airway Diseases,"hereinafter referred to as the "Agreement"; and

WHEREAS, the parties wish by this Addendum to revise the specific terms of an individual research project, hereinafter referred to as the "Project," as contemplated by Exhibit A, #3c, of the Agreement.

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants, considerations and the sums to be paid, the University and the Company agree as follows:

1.  See * below.
2.  Article 2, Payment for Study for the research to be conducted under
               -----------------
Amendment #95-2 shall be replaced as follows:

In consideration of the performance of this Project, the Company shall pay the University up to [CONFIDENTIAL TREATMENT REQUESTED] in accordance with the budget set forth in Attachment B, attached hereto and made part hereof.. An initial payment of [CONFIDENTIAL TREATMENT REQUESTED] will be made upon execution of this Addendum and includes the direct and indirect costs for one patient ([CONFIDENTIAL TREATMENT REQUESTED]) and for the repair, upgrade, and maintenance of equipment ([CONFIDENTIAL TREATMENT REQUESTED]). Subsequent payments of [CONFIDENTIAL TREATMENT REQUESTED] will be made upon the completion of patients 2-4 in accordance with the original Protocol and acceptance of the case report forms. Payments of [CONFIDENTIAL TREATMENT REQUESTED] will be made upon the completion of patients 5-10 in accordance with the Protocol as revised and acceptance of the case reports form. All checks shall be made payable to the University of North Carolina at Chapel Hill and mailed to the following address:

     George Retsch-Bogart, M.D.
     Department of Pediatrics
     CB#7220 - Burnett-Womack Bldg.
     Chapel Hill, NC 27599-7220

* The University shall exercise its best efforts to carry out the Study set forth in Amendment 1 to the Protocol entitled "Acute Safety of Aerosolized UTP (with and with- out amiloride) in Children (age 4-10 years) with Cystic Fibrosis" and attached here as Attachment A-1 ("Protocol") in accordance with the Agreement.

3. All terms of Amendment 95-2 not altered by this Addendum shall remain in full force and effect throughout the term of said agreement.

IN WITNESS WHEREOF, the parties have hereunto signed this Agreement in their official capacities of the day and year listed below.

FOR AND ON BEHALF OF                                     FOR AND ON BEHALF OF THE
INSPIRE PHARMACEUTICALS, INC.                            UNIVERSITY OF NORTH
                                                         CAROLINA AT CHAPEL HILL



/s/  David J. Drutz, M.D.                                /s/  Robert P. Lowman
---------------------------------------------          ----------------------------------------------
Signature                                                Signature




David J. Drutz                                           Robert P. Lowman, Ph.D.
---------------------------------------------          ----------------------------------------------
Name                                                     Name




President and CEO                                        Director, Office of Research Services
---------------------------------------------          ----------------------------------------------
Title                                                    Title





Date:      March 12, 1996                                Date:      APR 23 1996
         ------------------------------------                     -----------------------------------


Agreed and Accepted:  /s/ George Retsch-Bogart, M.D.
                      ------------------------------
                      Principal Investigator

                      Date:     4-16-96
                              -----------

                                ATTACHMENT A-1

                       [CONFIDENTIAL TREATMENT REQUESTED]

                               PROTOCOL AMENDMENT

                       [CONFIDENTIAL TREATMENT REQUESTED]

                                  ATTACHMENT B

                       [CONFIDENTIAL TREATMENT REQUESTED]

STATE OF NORTH CAROLINA
COUNTY OF ORANGE


                                AMENDMENT #95-3


This Amendment, made and entered into this day of, 3/11/96, by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the Company".

                                  WITNESSETH:

WHEREAS, the parties previously entered in a Clinical Trial Agreement dated March 10, 1995 concerning "Evaluation of UTP for the Treatment of Certain Chronic Airway Diseases," hereinafter referred to as the "Agreement"; and

WHEREAS, the parties wish by this Amendment to specify terms of an individual research project, hereinafter referred to as the "Project," as contemplated by Exhibit A, #3b, of the Agreement.

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants, considerations and the sums to be paid, the University and the Company agree as follows:

1.  Article 1, Performance of Study shall be amended as follows:
               --------------------

The University shall exercise its best efforts to carry out the Project set forth in the Protocol entitled: "Acute Efficacy of UTP-Amiloride Aerosol in Adolescents Ages 11-18 Years" and attached here as Attachment A ("Protocol") in accordance with the Agreement The University's Principal Investigator for this Project is George Retsch-Bogard, M.D., who will be responsible for the direction of this Project. To the extent the terms of Attachment A conflict with the terms of the Agreement or this Amendment #95-3, the terms of the Agreement and this Amendment #95-3 shall govern the conduct of the parties.

2.  Article 2, Payment for Study for the research to be conducted under this
               -----------------
Amendment #95-3 shall be as follows:

In consideration of the performance of this Project, the Company shall pay the University up to [CONFIDENTIAL TREATMENT REQUESTED] in accordance with the budget set forth in Attachment B, attached hereto and made a part hereof. An initial payment of [CONFIDENTIAL TREATMENT REQUESTED] will be made upon execution of this Amendment and includes the direct and indirect costs for one patient ([CONFIDENTIAL TREATMENT REQUESTED]) and for the repair, upgrade, and maintenance of equipment ([CONFIDENTIAL TREATMENT REQUESTED]). Subsequent payments of [CONFIDENTIAL TREATMENT REQUESTED] will be made upon the completion of each patient in accordance with the Protocol and acceptance of the case report form. All checks shall be made payable to the University of North Carolina at Chapel Hill and mailed to the following address:

     George Retsch-Bogart, M.D.
     Department of Pediatrics
     CB#7220 - Burnett-Womack Bldg.
     Chapel Hill, NC 27599-7220

3. All terms of the Agreement not altered by this Amendment shall remain in full force and effect throughout the term of said agreement

IN WITNESS WHEREOF, the parties have hereunto signed this Agreement in their official capacities of the day and year listed below.


FOR AND ON BEHALF OF                       FOR AND ON BEHALF OF THE
INSPIRE PHARMACEUTICALS, INC.              UNIVERSITY OF NORTH
                                           CAROLINA AT CHAPEL HILL

/s/ David J. Drutz                         /s/ Robert P. Lowman
-------------------------------------      -------------------------------------
Signature                                  Signature


      David J. Drutz, M.D.                 Robert P. Lowman, Ph.D.
-------------------------------------      -------------------------------------
Name                                       Name


       President and CEO                   Director, Office of Research Services
-------------------------------------      -------------------------------------
Title                                      Title


           March 12, 1996                             MAR 26 1996
-------------------------------------      -------------------------------------
Date:                                      Date:


Agreed and Accepted:  /s/ George Retsch-Bogart
                      ---------------------------
                      Principal Investigator

               Date:   3-21-96
                     ------------------

                                  ATTACHMENT A

                       [CONFIDENTIAL TREATMENT REQUESTED]

                                  ATTACHMENT B

                       [CONFIDENTIAL TREATMENT REQUESTED]

STATE OF NORTH CAROLINA
COUNTY OF ORANGE

                                AMENDMENT # 95-4

This ADDENDUM, made and entered into this 21st day of March , 1996, by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the "Company".

                                  WITNESSETH:

WHEREAS, the parties previously entered in a Clinical Trial Agreement dated March 10, 1995 concerning "Evaluation of UTP for the Treatment of Certain Chronic Airway Diseases,"hereinafter referred to as the "Agreement"; and

WHEREAS, the parties wish by this Amendment to specify terms of an individual research project, hereinafter referred to as the "Project," as contemplated by Exhibit A, #2, of the Agreement.

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants, considerations and the sums to be paid, the University and the Company agree as follows:

1.  Article 1, Performance of Study shall be amended as follows:
               --------------------

The University shall exercise its best efforts to carry out the Project set forth in the Protocol entitled: "Acute Efficacy of Aerosolized UTP-Amiloride by Mucocioliary and Cough Clearance in Patients with Primary Ciliary Dyskinesia
(PCD)" and attached here as Attachment A ("Protocol") in accordance with the Agreement. The University's Principal Investigator for this Project is Peadar
G. Noone, M.D., who will be responsible for the direction of this Project. To the extent the terms of Attachment A conflict with the terms of the Agreement or this Amendment #95-4, the terms of the Agreement and this Amendment #95-4 shall govern the conduct of the parties.

2.  Article 2, Payment for Study for the research to be conducted under this
               -----------------
Amendment #95-4 shall be as follows:

In consideration of the performance of this Project, the Company shall pay the University up to [CONFIDENTIAL TREATMENT REQUESTED] in accordance with the budget set forth in Attachment B, attached hereto and made a part hereof. An initial payment of [CONFIDENTIAL TREATMENT REQUESTED] will be made upon execution of this Amendment. Subsequent payments of [CONFIDENTIAL TREATMENT REQUESTED] will be made upon the completion of each patient in accordance with the Protocol and acceptance of the case report form. All checks shall be made payable to the University of North Carolina at Chapel Hill and mailed to the following address:

     Peadar Noone, M.D.
     Division of Pulonary Medicine
     University of North Carolina at Chapel Hill
     724 Burnett-Womack, CB# 7020
     Chapel Hill, NC 27599-7020

3. All terms of the Agreement not altered by this Amendment shall remain in full force and effect throughout the term of said agreement

IN WITNESS WHEREOF, the parties have hereunto signed this Agreement in their official capacities of the day and year listed below.

FOR AND ON BEHALF OF                                     FOR AND ON BEHALF OF THE
INSPIRE PHARMACEUTICALS, INC.                            UNIVERSITY OF NORTH
                                                         CAROLINA AT CHAPEL HILL
/s/  David J. Drutz, M.D.
---------------------------------------------
Signature
                                                         /s/  Robert P. Lowman
                                                       ----------------------------------------------
                                                         Signature

David J. Drutz
---------------------------------------------
Name
                                                         Robert P. Lowman, Ph.D.
                                                       ----------------------------------------------
                                                         Name

President and CEO
---------------------------------------------
Title
                                                         Director, Office of Research Services
                                                       ----------------------------------------------
                                                         Title


Date:      March 21, 1996                                Date:      APR 12 1996
         ------------------------------------                     -----------------------------------


Agreed and Accepted:  /s/  Peadar Noone
                      ---------------------
                      Principal Investigator

     Date:     April 2 '96
            ----------------

                                  ATTACHMENT A

                       [CONFIDENTIAL TREATMENT REQUESTED]

                                  ATTACHMENT B

                       [CONFIDENTIAL TREATMENT REQUESTED]

STATE OF NORTH CAROLINA
COUNTY OF ORANGE

                                AMENDMENT # 95-5

This Amendment, made and entered into this 2nd day of October, 1996, by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the "Company".

                                  WITNESSETH:

WHEREAS, the parties previously entered in a Clinical Trial Agreement dated March 10, 1995 concerning "Evaluation of UTP for the Treatment of Certain Chronic Airway Diseases," hereinafter referred to as the "Agreement"; and

WHEREAS, The parties wish by this Amendment to specify terms of an individual research project, hereinafter referred to as the "Project," as contemplated by Exhibit A of the Agreement.

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants, considerations and the sums to be paid, the University and the Company agree as follows:

1.  Article 1, Performance of Study shall be amended as follows:
               --------------------

The University shall exercise its best efforts to carry out the Project set forth in the Portocol entitled: "Evaluation of Aerosol Delivery Systems for UTP (Part 1)" and attached here as Attachment A ("Protocol") in accordance with the Agreement. The University's Principal Investigator for this Project is William Bennett, Ph.D, who will be responsible for the direction of this Project. To the extent the terms of Attachment A conflict with the terms of the Agreement or this Amendment #95-5, the terms of the Agreement and this Amendment #95-5 shall govern the conduct of the parties.

2.  Article 2, Payment for Study for the research to be conducted under this
               -----------------
Amendment #95-5 shall be as follows:

In consideration of the performance of this Project, the Company shall pay the University [CONFIDENTIAL TREATMENT REQUESTED] in accordance with the budget set forth in Attachment B, attached hereto and made a part herof. The University acknowledges receipt of the initial payment of [CONFIDENTIAL TREATMENT REQUESTED] . Subsequent payments of [CONFIDENTIAL TREATMENT REQUESTED] shall be made upon the completion Part A, Particle Sizing; [CONFIDENTIAL TREATMENT REQUESTED] shall be paid upon completion of Part B, Nebulizer Output, and [CONFIDENTIAL TREATMENT REQUESTED] shall be paid upon submission to Inspire of all data and a brief summary report. All checks shall be made payable to the University of North Carolina at Chapel Hill and mailed to the following address:

  William Bennett
  Center for Environmental Medicine
  University of North Carolina at Chapel Hill
  104 Mason Farm Road, CB# 7310
  Chapel Hill, NC 27599-7310

3. All terms of the Agreement not altered by this Amendment shall remain in full force and effect throughout the term of said agreement

  IN WITNESS WHEREOF, the parties have hereunto signed this Agreement in their official capacities of the day and year listed below.

FOR AND ON BEHALF OF                                             FOR AND ON BEHALF
INSPIRE PHARMACUETICALS, INC.                                    OF THE UNIVERSITY OF NORTH
                                                                 CAROLINA AT CHAPEL HILL
/s/ David J. Drutz
---------------------------------------------
Signature                                                        /s/  Robert P. Lowman
                                                               ----------------------------------------------
                                                                 Signature


David J. Drutz, MD
---------------------------------------------
Name                                                             Robert P. Lowman, Ph.D.
                                                               ----------------------------------------------
                                                                 Name


President & CEO
---------------------------------------------
Title                                                            Director, Office of Research Services
                                                               ----------------------------------------------
                                                                 Title

Date:     9/10/96                                                Date:           OCT 02 1996
---------------------------------------------                    --------------------------------------------

Agreed and Accepted:         /s/  William D. Bennett
                           -----------------------------------------------------
                             Principal Investigator

                             Date:    9/17/96
                           -----------------------------------------

                                   EXHIBIT A
                                   ---------

                       [CONFIDENTIAL TREATMENT REQUESTED]

STATE OF NORTH CAROLINA
COUNTY OF ORANGE

                                AMENDMENT # 95-6

This Amendment, made and entered into this 15 day of November, 1996, by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the "Company".

                                  WITNESSETH:

WHEREAS, the parties previously entered in a Clinical Trial Agreement dated March 10, 1995 concerning "Evaluation of UTPfor the Treatment of Certain Chronic Airway Diseases," hereinafter referred to as the "Agreement"; and

WHEREAS, The parties wish by this Amendment to specify terms of an individual research project, hereinafter referred to as the "Project," as contemplated by Exhibit A of the Agreement.

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants, considerations and the sums to be paid, the University and the Company agree as follows:

4.  Article 1, Performance of Study shall be amended as follows:
               --------------------

The University shall exercise its best efforts to carry out the Project set forth in the Protocol entitled: "Rising Dose Tolerance Study of Multiple Daily Doses of Uridine 5'-Triphosphate in Patients with Mild to Moderate Cystic Fibrosis Lung Disease" and attached here as Attachment A ("Protocol") in accordance with the Agreement. The University's Principal Investigator for this Project is Dr. Peader Noone, who will be responsible for the direction of this Project. To the extent the terms of Attachment A conflict with the terms of the Agreement or this Amendment #95-6, the terms of the Agreement and this Amendment #95-6 shall govern the conduct of the parties.

5.  Article 2, Payment for Study for the research to be conducted under this
               -----------------
Amendment #95-6 shall be as follows:

In consideration of the performance of this Project, the Company shall pay the University up to [CONFIDENTIAL TREATMENT REQUESTED] in accordance with the budget set forth in Attachment B, attached hereto and made a part hereof. The University acknowledges receipt of an initial payment of [CONFIDENTIAL TREATMENT REQUESTED], representing the cost for two completed patients. Subsequent payments shall be made upon completion of case report forms and their review by Company. The final payment shall be made upon completion of case report forms and their acceptance by Company. All checks shall be made payable to the University of North Carolina at Chapel Hill and mailed to the following address:

  Dr. Peadar Noone
  Division of Pulmonary Medicine
  University of North Carolina at Chapel Hill
  724 Burnett-Womack, CB# 7020
  Chapel Hill, NC  27599-7020

3. All terms of the Agreement not altered by this Amendment shall remain in full force and effect throughout the term of said agreement

IN WITNESS WHEREOF, the parties have hereunto signed this Agreement in their official capacities of the day and year listed below.

FOR AND ON BEHALF OF                                             FOR AND ON BEHALF
INSPIRE PHARMACUETICALS, INC.                                    OF THE UNIVERSITY OF NORTH
                                                                 CAROLINA AT CHAPEL HILL
/s/ David J. Drutz
---------------------------------------------
Signature                                                        /s/  Robert P. Lowman
                                                               ----------------------------------------------
                                                                 Signature


David J. Drutz, MD
---------------------------------------------
Name                                                             Robert P. Lowman, Ph.D.
                                                               ----------------------------------------------
                                                                 Name


President & CEO
---------------------------------------------
Title                                                            Director, Office of Research Services
                                                               ----------------------------------------------
                                                                 Title

Date:     January 28, 1997                                       Date:           MAR 14 1997
---------------------------------------------                    --------------------------------------------

Agreed and Accepted:              /s/  Peader Noone
                                ------------------------------------------------
                                  Principal Investigator

                                  Date:    3/7/97
                                ------------------------------------------------

                             ATTACHMENT A (Protocol)
                             -----------------------

                       [CONFIDENTIAL TREATMENT REQUESTED]

STATE OF NORTH CAROLINA
COUNTY OF ORANGE

                                AMENDMENT # 95-7

This Amendment, made and entered into this 1 day of January, 1997, by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the "Company".

                                  WITNESSETH:

WHEREAS, the parties previously entered in a Clinical Trial Agreement dated March 10, 1995 concerning "Evaluation of UTP for the Treatment of Certain Chronic Airway Diseases," hereinafter referred to as the "Agreement"; and

WHEREAS, The parties wish by this Amendment to specify terms of an individual research project, hereinafter referred to as the "Project," as contemplated by Exhibit A of the Agreement.

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants, considerations and the sums to be paid, the University and the Company agree as follows:

6.  Article 1, Performance of Study shall be amended as follows:
               --------------------

The University shall exercise its best efforts to carry out the Project set forth in the Protocol entitled: "A Safety and Tolerability Study of Aerosolized Uridine 5'-Triphosphate (UTP) in Patients with Mild Chronic Bronchitis: A Double-Blind Crossover Evaluation" and attached here as Attachment A ("Protocol") in accordance with the Agreement. The University's Principal Investigator for this Project is Dr. James Donohue, who will be responsible for the direction of this Project. To the extent the terms of Attachment A conflict with the terms of the Agreement or this Amendment #95-7, the terms of the Agreement and this Amendment #95-7 shall govern the conduct of the parties.

7.  Article 2, Payment for Study for the research to be conducted under this
               -----------------
Amendment #95-7 shall be as follows:

In consideration of the performance of this Project, the Company shall pay the University up to [CONFIDENTIAL TREATMENT REQUESTED] in accordance with the budget set forth in Attachment B, attached hereto and made a part hereof. An initial payment of [CONFIDENTIAL TREATMENT REQUESTED], representing the cost for two completed patients, shall be made within two weeks following execution of this Amendment. Subsequent payments shall be made upon completion of case report forms and their review by Company. The final payment shall be made upon completion of case report forms and their acceptance by Company. All checks shall be made payable to the University of North Carolina at Chapel Hill and mailed to the following address:

  Dr. James Donohue
  Division of Pulmonary Medicine
  University of North Carolina at Chapel Hill
  724 Burnett-Womack, CB# 7020
  Chapel Hill, NC  27599-7020

8. All terms of the Agreement not altered by this Amendment shall remain in full force and effect throughout the term of said agreement

IN WITNESS WHEREOF, the parties have hereunto signed this Agreement in their official capacities of the day and year listed below.

FOR AND ON BEHALF OF                                             FOR AND ON BEHALF
INSPIRE PHARMACUETICALS, INC.                                    OF THE UNIVERSITY OF NORTH
                                                                 CAROLINA AT CHAPEL HILL
/s/ David J. Drutz
---------------------------------------------
Signature                                                        /s/  Robert P. Lowman
                                                               ----------------------------------------------
                                                                 Signature


David J. Drutz, M.D.
---------------------------------------------
Name                                                             Robert P. Lowman, Ph.D.
                                                               ----------------------------------------------
                                                                 Name


President & CEO
---------------------------------------------
Title                                                            Director, Office of Research Services
                                                               ----------------------------------------------
                                                                 Title

Date:     January 28, 1997                                       Date:           MAR 17 1997
---------------------------------------------                    --------------------------------------------

Agreed and Accepted:              /s/ James P. Donohue
                                ------------------------------------------------
                                  Principal Investigator

                                  Date:    3/12/97
                                ---------------------------------------

                                   EXHIBIT A

                       [CONFIDENTIAL TREATMENT REQUESTED]

                      AMENDMENT TO CLINICAL TRIAL AGREEMENT


        This Amendment is dated as of June 9, 1997 by and between The University of North Carolina at Chapel Hill (the "University") and Inspire Pharmaceuticals, Inc. (the "Company"). The University and the Company agree to amend the Clinical Trial Agreement, effective March 10, 1995, as previously amended (the "Agreement), as follows:

        1. The name of the Agreement shall be changed to "Clinical Research Agreement."

        2. Pursuant to Section 8, the term of the Agreement shall be extended to and including June 9, 1998. The last sentence of Section 8 is hereby amended by adding the words "the expiration or" immediately after the word "survive".

        3. The name of the person and the address of the Company to whom notices and other communications to the Company should be directed, as set forth in Section 17, shall be changed to:

                David J. Drutz, M.D.
                President and Chief Executive Officer
                Inspire Pharmaceuticals, Inc.
                4222 Emperor Boulevard, Suite 470
                Durham, North Carolina  27703
                Phone: (919)  941-9777
                Fax:   (919)  941-9797

The name and address of a person to whom a copy shall be sent shall be deleted.

        4. Exhibits A and B expressly acknowledge that as of the Effective Date of the Agreement each is "in preliminary form" and will require "further elaboration" and "revision", respectively. The University and the Company agree that Section 1 and Exhibits A and B have never been further elaborated or revised, are obsolete, and should be revised to include the clinical studies already underway or already agreed to be placed, such additional studies as the Company and the University may agree, and a budget and payment schedule for each such study. Accordingly, the University and the Company agree that Sections 1 and 2 and Exhibits A and B in the Clinical Trial Agreement as originally executed shall be deleted. The following shall be the new Sections 1 and 2:

        "1.     Performance of Studies.  (a) The University and the Company
shall promptly select a Principal Investigator to conduct each study that the parties agree shall be conducted at the University. A definitive list of the studies conducted at the University (whether completed or terminated prior to completion) or which the parties have agreed to conduct at the University is set forth in Exhibit A attached hereto and made part of this

Agreement. This Agreement shall cover clinical studies, clinical support studies (including, but not limited to, metabolism studies in human cells or human blood) and other clinically related studies involving UTP and/or other substances of interest to the Company which the parties have agreed or will agree to conduct at the University. The term "Study" shall refer to each study conducted by the University pursuant to this Agreement, and the term "Principal Investigator" shall refer to each Principal Investigator selected pursuant to this Agreement. A definitive listing of the maximum budget or other total payment obligation of the Company for each Study is set forth in Exhibit B attached hereto and made a part of the Agreement.

        (b) The University and the Company shall execute a separate "Work Order # _______ " each time they agree to conduct an additional Study pursuant to this Agreement. Each such Work Order shall set forth (i) the name of the Principal Investigator, (ii) the duration of such Study, (iii) payment schedules and information and (iv) a detailed work plan (Attachment A) and maximum budget (Attachment B) for such Study which shall be deemed to be added to Exhibits A and B of this Agreement, respectively.

        (c) In the event of any conflict between (i) any Amendment executed heretofore or any Work Order referred to in paragraph (b) of this Section 1 and
(ii) the provisions of this Agreement (including, without limitation, Exhibits A and B attached hereto and made a part of this Agreement), the terms of this Agreement shall govern.

        (d) In the event that any Principal Investigator becomes unwilling or unable to perform the duties required by this Agreement, the parties shall attempt to find a mutually acceptable replacement, and if such replacement is not found within thirty (30) days, the Company may terminate this Agreement with respect to such Study immediately upon written notice to the Unversity."

        "2.     Payment for Studies.  In consideration of the performance of each Study, the Company shall pay the University in accordance with the budget and payment schedule set forth in the respective Amendment and other pertinent documents which have been executed or exchanged heretofore and any Work Order and other pertinent documents which may be executed or exchanged hereafter. All checks shall be made payable to The University of North Carolina at Chapel Hill and mailed to the respective addresses set forth in each Amendment or Work Order, as the case may be."

        The new Exhibits A and B are set forth in the Appendix to this Amendment to the Agreement and made a part of the Agreement. The respective Work Plans and detailed maximum budgets or other total payment obligations of the Company for each Study set forth in each of the Amendments and other pertinent documents executed or exchanged heretofore are incorporated by reference in the revised

Exhibits.

        5. Except as expressly provided in this Amendment to the Agreement, all other terms and conditions of the Agreement shall continue in full force and effect.


THE UNIVERSITY OF NORTH
CAROLINA AT CHAPEL HILL                       INSPIRE PHARMACEUTICALS, INC.

By:     /s/ Robert P. Lowman                  By:     /s/ David J. Drutz
        ------------------------                      -------------------------
Title:  Director Office of Research                   David J. Drutz, M.D.
        Services                              Title:  President and CEO

                                   EXHIBIT A

                                LIST OF STUDIES

                       [CONFIDENTIAL TREATMENT REQUESTED]

                                   EXHIBIT B

                  MAXIMUM BUDGETS OR TOTAL PAYMENT OBLIGATIONS

                       [CONFIDENTIAL TREATMENT REQUESTED]

STATE OF NORTH CAROLINA
COUNTY OF ORANGE

                                AMENDMENT #95-8

This Amendment, made and entered into this 12 day of September, 1997, by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the "Company".

                                  WITNESSETH:

WHEREAS, the parties previously entered in a Clinical Trial Agreement dated March 10, 1995 concerning "Evaluation of UTP for the Treatment of Certain Chronic Airway Diseases," hereinafter referred to as the "Agreement"; and

WHEREAS, The parties wish by this Amendment to specify terms of an individual research project, hereinafter referred to as the "Project," as contemplated by Exhibit A of the Agreement.

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants, considerations and the sums to be paid, the University and the Company agree as follows:

9. Article 1, Performance of Study shall be amended as follows:

The University shall exercise its best efforts to carry out the Project set forth in the Protocol entitled: "Evaluation of the Acute Effect of Aerosolized Uridine 5' Triphosphate (UTP) on Mucociliary Clearance in Patients with Mild Chronic Bronchitis: A Double-Blind Three-Period Crossover Study of Normal Saline (Placebo) Versus Two Doses of UTP and a No Treatment Baseline" - and attached here as Attachment A ("Protocol") in accordance with the Agreement. The University's Principal Investigator for this Project is Dr. William Bennett, who will be responsible for the direction of this Project. To the extent the terms of Attachment A conflict with the terms of the Agreement or this Amendment #95-8, the terms of the Agreement and this Amendment #95-8 shall govern the conduct of the parties.

10. Article 2, Payment for Study for the research to be conducted under this Amendment #95-8 shall be as follows:

In consideration of the performance of this Project, the Company shall pay the University up to [CONFIDENTIAL TREATMENT REQUESTED] in accordance with the budget set forth in Attachment B, attached hereto and made a part hereof. An initial payment of [CONFIDENTIAL TREATMENT REQUESTED], representing the cost for two completed patients, shall be made within two weeks following execution of this Amendment. Subsequent payments shall be made upon completion of case report forms and their review by Company. The final payment shall be made upon completion of case report forms and their acceptance by Company. All checks shall be made payable to the University of North Carolina at Chapel Hill and mailed to the following address:

     Dr. William Bennett, Ph.D
     Center for Environmental Medicine
     University of North Carolina at Chapel Hill
     104 Mason Farm Road, CB #7310
     Chapel Hill, NC 27599-7310

3. All terms of the Agreement not altered by this Amendment shall remain in full force and effect throughout the term of said agreement

IN WITNESS WHEREOF, the parties have hereunto signed this Agreement in their official capacities of the day and year listed below.

FOR AND ON BEHALF OF                     FOR AND ON BEHALF OF THE
INSPIRE PHARMACUETICALS, INC.            UNIVERSITY OF NORTH
                                         CAROLINA AT CHAPEL HILL

/s/ David J. Drutz                       /s/ Robert P. Lowman
-------------------------------          -------------------------------------
Signature                                Signature

David J. Drutz, MD                       Robert P. Lowman, Ph.D.
-------------------------------          -------------------------------------
Name                                     Name

President & CEO                          Director, Office of Research Services
-------------------------------          -------------------------------------
Title                                    Title

Date: September 5, 1997                  Date: SEP  12  1997
-------------------------------          -------------------------------------


Agreed and Accepted:    /s/  William D Bennett
                        ------------------------
                        Principal Investigator

                        Date: 9/8/97
                        ------------------------

                                   EXHIBIT A

                               CLINICAL PROTOCOL

                       [CONFIDENTIAL TREATMENT REQUESTED]

STATE OF NORTH CAROLINA
COUNTY OF ORANGE

                                AMENDMENT #95-9

This Amendment, made and entered into this 11th day of December, 1997, by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the "Company".

                                  WITNESSETH:

WHEREAS, the parties previously entered in a Clinical Trial Agreement dated March 10, 1995 concerning "Evaluation of UTP for the Treatment of Certain Chronic Airway Diseases," hereinafter referred to as the "Agreement"; and

WHEREAS, The parties wish by this Amendment to specify terms of an individual research project, hereinafter referred to as the "Project," as contemplated by Exhibit A of the Agreement.

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants, considerations and the sums to be paid, the University and the Company agree as follows:

11. Article 1, Performance of Study shall be amended as follows:

The University shall exercise its best efforts to carry out the Project set forth in the Protocol entitled: "A Double-Blind, Two-Phase Safety Challenge of the Acute Effects of Aerosolized Uridine 5'-Triphosphate (UTP) in Patients with Mild Chronic Bronchitis: Influence of the Presence of Chloride Concentrations in the Dosing Solutions" and attached here as Attachment A ("Protocol") in accordance with the Agreement. The University's Principal Investigator for this Project is Dr. James Donohue, who will be responsible for the direction of this Project. To the extent the terms of Attachment A conflict with the terms of the Agreement or this Amendment #95-9, the terms of the Agreement and this Amendment #95-9 shall govern the conduct of the parties.

12. Article 2, Payment for Study for the research to be conducted under this Amendment #95-9 shall be as follows:

In consideration of the performance of this Project, the Company shall pay the University up to [CONFIDENTIAL TREATMENT REQUESTED] in accordance with the budget set forth in Attachment B, attached hereto and made a part hereof. An initial payment of [CONFIDENTIAL TREATMENT REQUESTED], representing the cost for one completed patient shall be made within two weeks following execution of this Amendment. Subsequent payments shall be made upon completion of case report forms and their review by Company. The final payment shall be made upon completion of case report forms and their acceptance by Company.

All checks shall be made payable to the University of North Carolina at Chapel Hill and mailed to the following address:

     Dr. James Donohue
     Division of Pulmonary Medicine
     University of North Carolina at Chapel Hill
     724 Burnett-Womack, CB# 7020
     Chapel Hill, NC  27599-7020


3. All terms of the Agreement not altered by this Amendment shall remain in full force and effect throughout the term of said agreement

IN WITNESS WHEREOF, the parties have hereunto signed this Agreement in their official capacities of the day and year listed below.

FOR AND ON BEHALF OF                      FOR AND ON BEHALF OF THE
INSPIRE PHARMACUETICALS, INC.             UNIVERSITY OF NORTH
                                          CAROLINA AT CHAPEL HILL

/s/ David J. Drutz                        /s/ Robert P. Lowman
-------------------------------           -------------------------------------
Signature                                 Signature

David J. Drutz, MD                        Robert P. Lowman, Ph.D.
-------------------------------           -------------------------------------
Name                                      Name

President and CEO                         Director, Office of Research Services
-------------------------------           -------------------------------------
Title                                     Title

Date: November 25, 1997                   Date: DEC 11 1997
-------------------------------           -------------------------------------


Agreed and Accepted:    /s/  James F. Donohue
                        ------------------------
                        Principal Investigator

                        Date: 12/10/97
                        ------------------------

STATE OF NORTH CAROLINA
COUNTY OF ORANGE

                                AMENDMENT #95-11

This Amendment, made and entered into this 1st day of August, 1998, by and between The University of North Carolina at Chapel Hill, hereinafter referred to as the "University" and Inspire Pharmaceuticals, Inc., hereinafter referred to as the "Company".

                                  WITNESSETH:

WHEREAS, the parties previously entered in a clinical Trial Agreement dated March 10, 1995 concerning "Evaluation of UTP for the Treatment of certain Chronic Airway Diseases," hereinafter referred to as the "Agreement"; and

WHEREAS, the parties wish by this Amendment to specify terms of an individual research project, hereinafter referred to as the "Project," as contemplated by Exhibit A of the Agreement.

NOW, THEREFORE, in consideration of the premises and of the following mutual promises, covenants, considerations and the sums to be paid, the University and the Company agree as follows:

1. Article 1, Performance of Study shall be amended as follows:

The University shall exercise its best efforts to carry out the Project set forth in the Protocol entitled: A Double-Blind Crossover Evaluation of the Effect of Single Doses of Aerosolized INS365 Versus Normal Saline (Placebo) on Mucociliary clearance in Normal Volunteers (Nonsmokers and Smokers)" and attached here as Attachment A ("Protocol") in accordance with the Agreement. The University's Principal Investigator for this Project is Dr. William Bennett, who will be responsible for the direction of this Project. To the extent the terms of Attachment A conflict with the terms of the Agreement or this Amendment #95-11, the terms of the Agreement and this Amendment #95-11 shall govern the conduct of the parties.

2. Article 2, Payment for Study for the research to be conducted under this Amendment #95-11 shall be as follows:

In consideration of the performance of this Project, the Company shall pay the University up to [CONFIDENTIAL TREATMENT REQUESTED] in accordance with the budget set forth in Attachment B, attached hereto and made a part hereof. An initial payment of [CONFIDENTIAL TREATMENT REQUESTED], representing the cost for two completed patients, shall be made within two weeks following execution of this Amendment. Subsequent payments shall be made upon completion of case report forms and their review by Company. The final payment shall be made upon completion of case report forms and their acceptance by Company.

All Checks shall be made payable to the University of North Carolina at Chapel Hill and mailed to the following address:

     William Bennett
     Center for Environmental Medicine
     University of North Carolina at Chapel Hill
     104 Mason Farm Road, CB# 7310
     Chapel Hill, NC 27599-7310

3. All terms of the Agreement not altered by this Amendment shall remain in full force and effect throughout the term of said agreement.

IN WITNESS WHEREOF, the parties have hereunto signed this Agreement in their official capacities of the day and year listed below.

FOR AND ON BEHALF OF                    FOR AND ON BEHALF OF THE
INSPIRE PHARMACEUTICALS, INC.           UNIVERSITY OF NORTH
                                        CAROLINA AT CHAPEL HILL

/s/ Christy L. Shaffer                  /s/ Robert P. Lowman
-------------------------------         -------------------------------------
Signature                               Signature

Christy L. Shaffer, Ph.D.               Robert P. Lowman, Ph.D.
-------------------------------         -------------------------------------
Name                                    Name

VP Development & COO                    Director, Office of Research Services
-------------------------------         -------------------------------------
Title                                   Title

Date: Sept. 21, 1998                    Date: SEP 18 1998
-------------------------------         -------------------------------------

Agreed and Accepted:    /s/ William Bennett
                        --------------------------
                        Principal Investigator

                        Date: 8/12/98
                        --------------------------

                                   EXHIBIT A

                       CLINICAL TRIAL PROTOCOL AMENDMENT

                       [CONFIDENTIAL TREATMENT REQUESTED]

                     AMENDMENT/AGREEMENT TO EXTEND THE TERM
                         OF CLINICAL SERVICES AGREEMENT


        This Amendment is dated effective June 1, 1999 by and between The University of North Carolina at Chapel Hill (the "University") and Inspire Pharmaceuticals, Inc. (the "Company"). The University and the Company agree to amend the Clinical Research Agreement, effective March 10, 1995, as previously amended (the "Agreement"), as follows:

        1. Pursuant to Section 8, the term of the Agreement shall be extended to and including June 30, 2000.

        2. The name of the person and the address of the Company to whom notices and other communications to the Company should be directed, as set forth in Section 17, shall be changed to:

                Christy L. Shaffer, Ph.D.
                President and Chief Executive Officer
                Inspire Pharmaceuticals, Inc.
                4222 Emperor Boulevard, Suite 470
                Durham, North Carolina  27703
                Phone: (919) 941-9777
                Fax:   (919) 941-9797

        3. Except as expressly provided in this Amendment to the Agreement, all other terms and conditions of the Agreement shall continue in full force and effect.

THE UNIVERSITY OF NORTH                        INSPIRE PHARMACEUTICALS, INC.
CAROLINA AT CHAPEL HILL


By /s/ Robert P. Lowman                        By  /s/ Christy L. Shaffer
   ----------------------------                   ----------------------------
   Robert P. Lowman                               Christy L. Shaffer, Ph.D.
   Associate Vice Provost and                     President and CEO
   Director, Office of Research Services